UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 28, 2016

(Date of earliest event reported)

BIOPHARMX CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-37411	59-3843182
(Commission File Number)	(IRS Employer Identification No.)

1098 Hamilton Court Menlo Park, California	94025
(Address of Principal Executive Offices)	(Zip Code)

(650) 889-5020

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry Into a Material Definitive Agreement

(a)

On March 29, 2016, BioPharmX Corporation (the “Company”) entered into an underwriting agreement (the “Agreement”) with Maxim Group LLC (“Maxim”), as lead book-running manager and sole representative of the several underwriters named in Schedule A thereto (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters an aggregate of 3,600,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), together with warrants to purchase 1,800,000 shares of the Company’s Common Stock at an exercise price equal to $1.20 per share (each a “Warrant” and collectively, the “Warrants”). The shares of Common Stock and Warrants are being offered and sold to the public (the “Offering”) pursuant to the Company’s registration statement on Form S-3 (File No. 333-209026), as amended, which became effective on February 4, 2016.  Under the terms of the Agreement, the Company also granted the Underwriters an option, exercisable in whole or in part at any time (but not more than once) for a period of 45 days from March 29, 2016, to purchase up to, in the aggregate, an additional 324,000 shares of Common Stock and/or Warrants to purchase up to an additional 162,000 shares of Common Stock from the Company at the public offering price, less underwriting discounts and commissions, to cover over-allotments, if any.  The over-allotment option may be used by the underwriters to purchase Common Stock, Warrants or any combination thereof, as determined by the underwriters.

The Offering price to the public is $1.195 per share of Common Stock and $0.01 per Warrant.  The Underwriters have agreed to purchase the shares of Common Stock and Warrants from the Company pursuant to the Agreement at a purchase price of $1.11135 per share of Common Stock and $0.0093 per Warrant. The Common Stock and Warrants will be immediately detachable. The Warrants will not be listed on the NYSE MKT nor any other exchange.  Net proceeds are expected to be approximately $3.6 million (excluding any sale of shares of Common Stock or Warrants pursuant to the over-allotment option), after deducting underwriting discounts and commissions and estimated Offering expenses. The purchase and sale of the Common Stock and Warrants, and the closing of the Offering, is expected to take place on April 1, 2016, subject to the satisfaction of customary closing conditions.

The Agreement contains customary representations, warranties, and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters, severally and not jointly, for losses or damages arising out of or in connection with the Offering, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. In addition, pursuant to the terms of the Agreement, the Company and each of the Company’s directors and executive officers have entered into “lock-up” agreements with the Underwriters that generally prohibit the sale, transfer, or other disposition of securities of the Company for a period ending 75 days following March 29, 2016 without the prior written consent of Maxim.

We have also agreed to pay the Underwriters’ expenses relating to the Offering, including without limitation the reasonable fees, disbursements and other charges of the Underwriters’ counsel, up to a maximum of $100,000.

A copy of the Agreement is attached as Exhibit 1.1 to this report, and is incorporated herein by reference. A copy of the Form of Warrant is attached as Exhibit 4.1 to this report, and is incorporated herein by reference. The foregoing description of the material terms of the Agreement and Form of Warrant does not purport to be complete and is qualified in its entirety by reference to such exhibit. The provisions of the Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to that document and are not intended as a document for investors or the public to obtain factual information about the current state of affairs of the parties to that document. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Securities and Exchange Commission.

A copy of the opinion of Fenwick & West LLP, relating to the validity of the securities being sold in connection with the Offering, is filed with this Current Report on Form 8-K report as Exhibit 5.1.

Forward-Looking Statements

This report contains forward-looking statements that involve risks and uncertainties, such as statements related to the anticipated closing of the Offering and the amount of proceeds expected from the Offering. The risks and uncertainties involved include the Company’s ability to satisfy certain conditions to closing on a timely basis or at all, as well as other risks detailed from time to time in the Company’s filings with the SEC. You are cautioned not to place undue reliance on forward-looking statements, which are based on the Company’s current expectations and assumptions and speak only as of the date of this report. The Company does not intend to revise or update any forward-looking statement in this report to reflect events or circumstances arising after the date hereof, except as may be required by law.

Item 8.01.                                        Other Events

Press Release

On March 28, 2016, the Company issued a press release announcing the Offering. A copy of the press release is attached hereto as Exhibit 99.1. On March 29, 2016, the Company issued a press release announcing it had priced the Offering. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(d)

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 29, 2016, by and between BioPharmX Corporation and Maxim Group LLC, as representative of the several Underwriters

4.1	Form of Warrant

5.1	Legal Opinion of Fenwick & West LLP

23.1	Consent of Fenwick & West LLP (contained in Exhibit 5.1)

99.1	Press release by BioPharmX Corporation dated March 28, 2016

99.2	Press release by BioPharmX Corporation dated March 29, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPHARMX CORPORATION

Date: March 29, 2016	By:	/s/ JAMES R. PEKARSKY
Name: James R. Pekarsky
Title: Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 29, 2016, by and between BioPharmX Corporation and Maxim Group LLC, as representative of the several Underwriters

4.1	Form of Warrant

5.1	Legal Opinion of Fenwick & West LLP

23.1	Consent of Fenwick & West LLP (contained in Exhibit 5.1)

99.1	Press release by BioPharmX Corporation dated March 28, 2016

99.2	Press release by BioPharmX Corporation dated March 29, 2016